                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

/x/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /  Confidential, for use of the Commission only (as permitted by Rule
     14a-6(e)(2)

     CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP ("CRITEF") CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP ("CRITEF III")
              (Names of Registrants As Specified in Their Charters)

   ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/x/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
        Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III

2)   Aggregate number of securities to which transaction applies:
        2,280,000 BACs in CRITEF, Series I
        3,238,760 BACs in CRITEF, Series II
        5,258,268 BACs in CRITEF III

3)   Per unit price or other underlying value of transaction computed pursuant
     to Exchange Act Rule 0-11:   $15.60 per BAC in CRITEF, Series I
                                  $15.29 per BAC in CRITEF, Series II
                                  $15.92 per BAC in CRITEF III

4)   Proposed maximum aggregate value of transaction:  $168,800,257

5)   Total fee paid:  $33,760

/ /  Fee paid previously with preliminary materials.

/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:  $33,760

     2)  Form, Schedule or Registration Statement No.:  Schedule 14A

     3)  Filing parties:  CRITEF and CRITEF III

     4)  Date filed:  March 18, 1996; August 26, 1996; November 12, 1996

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES I
                                C/O C.R.I., INC.
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                               November 14, 1996

Dear BAC Holder:

     As you are aware, the General Partners of the CRITEF Funds have approved a settlement of the disputes among CAPREIT, Dominium and the Funds as a result of which CAPREIT has agreed to increase its purchase price for the Funds by $6 million, and the General Partners and CRI have agreed to reduce the payments to them and to CRI by $500,000. This $6.5 million will be paid in full to BAC Holders. THE RESULT IS AN INCREASE IN THE REDEMPTION PRICE FOR YOUR BACS OF $.60 PER BAC.

     The chart below sets forth the AMEX trading price for the BACs as of the date of the announcement of the mergers, the redemption price prior to the latest increase and the current increased price as well as the premium percentage of the current price to the pre-announcement AMEX price.

                                                                                 PREMIUM TO
      AMEX PRICE              INITIAL PRICE           INCREASED PRICE            AMEX PRICE
-----------------------  -----------------------  -----------------------  -----------------------
         11.75                    14.82                    15.42                     31%

     FURTHER, WE ARE PLEASED TO REPORT THAT DOMINIUM NOW ENDORSES AND APPROVES THE PROPOSED MERGERS AS FAIR TO THE BAC HOLDERS AND WILL ITSELF CAST ITS VOTES IN FAVOR OF THE MERGERS.

                      TIME IS SHORT--VOTE YOUR PROXY TODAY

     In view of the increased offer the BAC Holders, the General Partners of the CRITEF Funds repeat their recommendation and urge each of you who have not voted in favor of the proposed mergers to do so immediately. We wish to remind you of the following:

           o DOMINIUM NOW ENDORSES THE PROPOSED MERGERS and the redemption prices to be paid to BAC Holders.

           o The MERGER PRICES EXCEED the amount that BAC holders would have received from Dominium if it had been able to obtain financing for the bid it made last summer.

           o The increased redemption prices constitute a SUBSTANTIAL PREMIUM over the highest trading prices of the BACs prior to the announcement of the mergers.

        REMEMBER--FAILURE TO VOTE IS A VOTE AGAINST THE INCREASED PRICE

--------------------------------------------------------------------------------

           o WE BELIEVE YOU WILL BE ABLE TO REINVEST YOUR MERGER REDEMPTION PROCEEDS IN OTHER TAX EXEMPT BOND FUNDS that currently generate a comparable or HIGHER tax-free yield while providing you with a much more liquid investment(1).

     DON'T FORGET TERMINATING THE MERGERS WOULD, IN ALL LIKELIHOOD, DRIVE DOWN THE TRADING PRICES OF THE BACS SIGNIFICANTLY.

     Each of the above points both supports the fairness of the proposed mergers from the standpoint of BAC Holders and argues strongly that you should take advantage of the present opportunity to sell at this premium price.

     In view of the material increase in the redemption price and the withdrawal of Dominium's solicitation of proxies in opposition to the mergers, the CRITEF Funds have postponed the scheduled special meetings from Friday, November 8 to Wednesday, November 27, 1996. Your meeting will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 1:00 PM E.S.T.

     If you have not already voted, the General Partners urge you to vote in favor of the proposed mergers by signing and returning the enclosed gold proxy card. To make sure your vote is received in time, we encourage you to fax your proxy to (212) 929-0308 as well. FAILURE TO VOTE CONSTITUTES AN INVESTMENT DECISION BY YOU TO REJECT THE SIGNIFICANTLY INCREASED CASH REDEMPTION PRICE OFFERED.

     If you have any questions, please call MacKenzie Partners, our information and proxy agent, at 1-800-322-2885.

Very truly yours,
CRITEF ASSOCIATES LIMITED PARTNERSHIP,
   General Partner
      By: C.R.I., Inc., its general partner


    /s/ William B. Dockser                  /s/ H. William Willoughby
    ----------------------                  -------------------------
       William B. Dockser         and       H. William Willoughby
       Chairman of the Board                President

------------------
1 The gross yields currently paid by the Funds, based on the merger prices, range from 7.3% for Series I, 7.7% for Series II and 7.9% for CRITEF III. The current average annual gross yield for the following two comparable funds, based on 11/12/96 closing prices, is 7.86%: 1) America First Tax Exempt Mortgage Fund--current yield--8%, and 2) Summit Tax Exempt Bond Fund--current yield 7.72%. Please consult your investment advisor before making any investment decision.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II
                                C/O C.R.I., INC.
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                               November 14, 1996

Dear BAC Holder:

     As you are aware, the General Partners of the CRITEF Funds have approved a settlement of the disputes among CAPREIT, Dominium and the Funds as a result of which CAPREIT has agreed to increase its purchase price for the Funds by $6 million, and the General Partners and CRI have agreed to reduce the payments to them and to CRI by $500,000. This $6.5 million will be paid in full to BAC Holders. THE RESULT IS AN INCREASE IN THE REDEMPTION PRICE FOR YOUR BACS OF $.61 PER BAC.

     The chart below sets forth the AMEX trading price for the BACs as of the date of the announcement of the mergers, the redemption price prior to the latest increase and the current increased price as well as the premium percentage of the current price to the pre-announcement AMEX price.

                                 INCREASED     PREMIUM TO AMEX
AMEX PRICE     INITIAL PRICE       PRICE            PRICE
----------     -------------     ---------     ---------------
 10.875            14.50           15.11              39%

     FURTHER, WE ARE PLEASED TO REPORT THAT DOMINIUM NOW ENDORSES AND APPROVES THE PROPOSED MERGERS AS FAIR TO THE BAC HOLDERS AND WILL ITSELF CAST ITS VOTES IN FAVOR OF THE MERGERS.

                      TIME IS SHORT--VOTE YOUR PROXY TODAY

     In view of the increased offer the BAC Holders, the General Partners of the CRITEF Funds repeat their recommendation and urge each of you who have not voted in favor of the proposed mergers to do so immediately. We wish to remind you of the following:

           o DOMINIUM NOW ENDORSES THE PROPOSED MERGERS and the redemption prices to be paid to BAC Holders.

           o THE MERGER PRICES EXCEED the amount that BAC holders would have received from Dominium if it had been able to obtain financing for the bid it made last summer.

           o The increased redemption prices constitute a SUBSTANTIAL PREMIUM over the highest trading prices of the BACs prior to the announcement of the mergers.

        REMEMBER--FAILURE TO VOTE IS A VOTE AGAINST THE INCREASED PRICE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           o WE BELIEVE YOU WILL BE ABLE TO REINVEST YOUR MERGER REDEMPTION PROCEEDS IN OTHER TAX EXEMPT BOND FUNDS that currently generate a comparable or HIGHER tax-free yield while providing you with a much more liquid investment(1).

     DON'T FORGET TERMINATING THE MERGERS WOULD, IN ALL LIKELIHOOD, DRIVE DOWN THE TRADING PRICES OF THE BACS SIGNIFICANTLY.

     Each of the above points both supports the fairness of the proposed mergers from the standpoint of BAC Holders and argues strongly that you should take advantage of the present opportunity to sell at this premium price.

     In view of the material increase in the redemption price and the withdrawal of Dominium's solicitation of proxies in oppostion to the mergers, the CRITEF Funds have postponed the scheduled special meetings from Friday, November 8 to Wednesday, November 27, 1996. Your meeting will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland at 1:00 P.M. E.S.T.

     If you have not already voted, the General Partners urge you to vote in favor of the proposed mergers by signing and returning the enclosed gold proxy card. To make sure your vote is received in time, we encourage you to fax your proxy to (212) 929-0308 as well. FAILURE TO VOTE CONSTITUTES AN INVESTMENT DECISION BY YOU TO REJECT THE SIGNIFICANTLY INCREASED CASH REDEMPTION PRICE OFFERED.

     If you have any questions, please call MacKenzie Partners, our information and proxy agent, at 1-800-322-2885.

Very truly yours,
CRITEF ASSOCIATES LIMITED PARTNERSHIP,
   General Partner
      By: C.R.I., Inc., its general partner


    /s/ William B. Dockser                  /s/ H. William Willoughby
    ----------------------                  -------------------------
       William B. Dockser         and       H. William Willoughby
       Chairman of the Board                President

------------------
1 The gross yields currently paid by the Funds, based on the merger prices, range from 7.3% for Series I, 7.7% for Series II and 7.9% for CRITEF III. The current average annual gross yield for the following two comparable funds, based on 11/12/96 closing prices, is 7.86%; 1) America First Tax Exempt Mortgage Fund--current yield 8%, and 2) Summit Tax Exempt Bond Fund--current yield 7.72%. Please consult your investment advisor before making any investment decision.

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP
                                C/O C.R.I., INC.
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                               November 14, 1996

Dear BAC Holder:

     As you are aware, the General Partners of the CRITEF Funds have approved a settlement of the disputes among CAPREIT, Dominium and the Funds as a result of which CAPREIT has agreed to increase its purchase price for the Funds by $6 million, and the General Partners and CRI have agreed to reduce the payments to them and to CRI by $500,000. This $6.5 million will be paid in full to BAC Holders. THE RESULT IS AN INCREASE IN THE REDEMPTION PRICE FOR YOUR BACS OF $.60 PER BAC.

     The chart below sets forth the AMEX trading price for the BACs as of the date of the announcement of the mergers, the redemption price prior to the latest increase and the current increased price as well as the premium percentage of the current price to the pre-announcement AMEX price.

                                 INCREASED     PREMIUM TO AMEX
AMEX PRICE     INITIAL PRICE       PRICE            PRICE
----------     -------------     ---------     ---------------
 12.00             15.13           15.73              31%

     FURTHER, WE ARE PLEASED TO REPORT THAT DOMINIUM NOW ENDORSES AND APPROVES THE PROPOSED MERGERS AS FAIR TO THE BAC HOLDERS AND WILL ITSELF CAST ITS VOTES IN FAVOR OF THE MERGERS.

                      TIME IS SHORT--VOTE YOUR PROXY TODAY

In view of the increased offer the BAC Holders, the General Partners of the CRITEF Funds repeat their recommendation and urge each of you who have not voted in favor of the proposed mergers to do so immediately. We wish to remind you of the following:

           o DOMINIUM NOW ENDORSES THE PROPOSED MERGERS and the redemption prices to be paid to BAC Holders.

           o The MERGER PRICES EXCEED the amount that BAC holders would have received from Dominium if it had been able to obtain financing for the bid it made last summer.

           o The increased redemption prices constitute a SUBSTANTIAL PREMIUM over the highest trading prices of the BACs prior to the announcement of the mergers.

        REMEMBER--FAILURE TO VOTE IS A VOTE AGAINST THE INCREASED PRICE

           o WE BELIEVE YOU WILL BE ABLE TO REINVEST YOUR MERGER REDEMPTION PROCEEDS IN OTHER TAX EXEMPT BOND FUNDS that currently generate a comparable or HIGHER tax-free yield while providing you with a much more liquid investment(1).

     DON'T FORGET TERMINATING THE MERGERS WOULD, IN ALL LIKELIHOOD, DRIVE DOWN THE TRADING PRICES OF THE BACS SIGNIFICANTLY.

     Each of the above points both supports the fairness of the proposed mergers from the standpoint of BAC Holders and argues strongly that you should take advantage of the present opportunity to sell at this premium price.

     In view of the material increase in the redemption price and the withdrawal of Dominium's solicitation of proxies in opposition to the mergers, the CRITEF Funds have postponed the scheduled special meetings from Friday, November 8 to Wednesday, November 27, 1996. Your meeting will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland at 2:00 PM E.S.T.

     If you have not already voted, the General Partners urge you to vote in favor of the proposed mergers by signing and returning the enclosed gold proxy card. To make sure your vote is received in time, we encourage you to fax your proxy to (212) 929-0308 as well. FAILURE TO VOTE CONSTITUTES AN INVESTMENT DECISION BY YOU TO REJECT THE SIGNIFICANTLY INCREASED CASH REDEMPTION PRICE OFFERED.

     If you have any questions, please call MacKenzie Partners, our information and proxy agent, at 1-800-322-2885.

Very truly yours,
CRITEF III ASSOCIATES LIMITED PARTNERSHIP,
   General Partner
      By: C.R.I., Inc., its general partner

    /s/ William B. Dockser                  /s/ H. William Willoughby
    ----------------------                  -------------------------
       William B. Dockser         and       H. William Willoughby
       Chairman of the Board                President

------------------
1 The gross yields currently paid by the Funds, based on the merger prices, range from 7.3% for Series I, 7.7% for Series II and 7.9% for CRITEF III. The current average annual gross yield for the following two comparable funds, based on 11/12/96 closing prices, is 7.86%: 1) America First Tax Exempt Mortgage Fund--current yield 8%, and 2) Summit Tax Exempt Bond Fund--current yield 7.72%. Please consult your investment adivsor before making any investment decision.

                                       2